                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                December 5, 2005

VALIC Company I (the "Series Company") is a mutual fund made up of 33 separate funds, eleven of which are described in this Prospectus (the "Funds"). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

                              Broad Cap Value Fund
                               Foreign Value Fund
                               Global Equity Fund
                              Global Strategy Fund
                              Large Cap Core Fund
                           Large Capital Growth Fund
        Mid Cap Strategic Growth Fund (formerly Mid Capital Growth Fund)
                        Small Cap Aggressive Growth Fund
                         Small Cap Special Values Fund
                        Small Cap Strategic Growth Fund
                                VALIC Ultra Fund

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
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
Cover Page
WELCOME.....................................................     3
ABOUT THE FUNDS.............................................     3
FUND FACT SHEETS............................................     4
  Broad Cap Value Fund......................................     4
  Foreign Value Fund........................................     6
  Global Equity Fund........................................     8
  Global Strategy Fund......................................    10
  Large Cap Core Fund.......................................    12
  Large Capital Growth Fund ................................    14
  Mid Cap Strategic Growth Fund ............................    16
  Small Cap Aggressive Growth Fund..........................    18
  Small Cap Special Values Fund.............................    20
  Small Cap Strategic Growth Fund...........................    22
  VALIC Ultra Fund..........................................    24
EXPENSE SUMMARY.............................................    26
INVESTMENT GLOSSARY.........................................    28
  Asset-Backed Securities...................................    28
  Depositary Receipts.......................................    28
  Derivatives...............................................    28
  Diversification...........................................    28
  Equity Securities.........................................    28
  Exchange Traded Funds ("ETFs")............................    28
  Fixed Income Securities...................................    29
  Foreign Currency..........................................    30
  Foreign Securities........................................    30
  Illiquid Securities.......................................    30
  Lending Portfolio Securities..............................    30
  Loan Participations.......................................    30
  Money Market Securities...................................    30
  Mortgage-Related Securities...............................    31
  Repurchase Agreements.....................................    31
  Reverse Repurchase Agreements, Dollar Rolls and
     Borrowings.............................................    32
  When-Issued Securities....................................    32
ABOUT PORTFOLIO TURNOVER ...................................    32
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    33
  Investment Adviser........................................    33
  Investment Sub-Advisers...................................    33
     AIG SunAmerica Asset Management Corp. .................    34
     AIM Capital Management, Inc. ..........................    34
     American Century Investment Management, Inc. ..........    34
     Barrow, Hanley, Mewhinney & Strauss, Inc. .............    35
     Brazos Capital Management, LP .........................    36
     Credit Suisse Asset Management, LLC....................    36
     Evergreen Investment Management Company, LLC...........    37
     Franklin Advisers, Inc. ...............................    39

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
TOPIC                                                          PAGE
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
     Putnam Investment Management, LLC .....................    40
     Templeton Global Advisors, Ltd. .......................    40
     Templeton Investment Counsel, LLC......................    41
     Van Kampen ............................................    42
  Legal Proceedings.........................................    42
  How VALIC is Paid for its Services........................    42
ACCOUNT INFORMATION.........................................    44
  Series Company Shares.....................................    44
  Buying and Selling Shares.................................    44
  Frequent or Short-term Trading............................    44
  Selective Disclosure of Portfolio Holdings................    45
  How Shares are Valued.....................................    45
  Dividends and Capital Gains...............................    46
  Tax Consequences..........................................    46
FINANCIAL HIGHLIGHTS .......................................    47
INTERESTED IN LEARNING MORE?................................    49

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in these Funds directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

ABOUT THE FUNDS
--------------------------------------------------------------------------------

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund's investment objective.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund's investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

BROAD CAP VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Barrow, Hanley, Mewhinney & Strauss, Inc.

INVESTMENT OBJECTIVE
The Fund seeks total return through capital appreciation with income as a secondary objective.

INVESTMENT STRATEGY
Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large- and medium-capitalization companies that the sub-adviser believes are undervalued. Generally, these stocks will have a market capitalization of at least $1 billion. The Fund may also invest in small market capitalization companies. In addition, the Fund may invest up to 20% of its net assets in foreign securities.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred securities, warrants and securities convertible into common stock, and equity swaps. In addition, the Fund may invest up to 15% of its net assets in real estate securities and real estate investment trusts ("REITs"). "Net assets" will take into account borrowing for investment purposes.

The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or "deep value" stocks are generally those that are out of favor with investors and presently trading at prices that the sub-advisor feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser's bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund's stocks will be lower than the average of the Russell 1000(R) Value Index. The sub-adviser may sell a security for a variety of reasons, however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's return may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to

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BROAD CAP VALUE FUND
--------------------------------------------------------------------------------

securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

FOREIGN VALUE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Templeton Global Advisors Limited ("Templeton Global")

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. Typically, the Fund will invest at least 80% of its net assets in "foreign securities," as defined below, which may include emerging markets. The Fund may invest up to 100% of its total assets in emerging markets. "Net assets" will take into account borrowings for investment purposes.

For purposes of the Fund's investments, "foreign securities" means those securities issued by companies:

     o whose principal securities trading markets are outside the U.S.; or

     o that derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

     o that have a significant portion of their assets outside the U.S.; or

     o that are linked to non-U.S. dollar currencies; or

     o that are organized under the laws of, or with principal offices in, another country.

The Fund also invests in depository receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund may invest up to 20% of its total assets in fixed income securities of companies and governments located anywhere in the world. Fixed income securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of fixed income securities.

The Fund may invest up to 5% of its total assets in derivatives, such as options and equity swaps, to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the sub-adviser attempts to predict whether an underlying investment will increase or decrease in value at some future time. The sub-adviser considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy.

When choosing equity investments for the Fund, the sub-adviser applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the sub-adviser's evaluation of the company's long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ration, price/earnings ratio, profit margins and liquidation value.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Country, Sector or Industry Risk: To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

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FOREIGN VALUE FUND
--------------------------------------------------------------------------------

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

GLOBAL EQUITY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.

INVESTMENT STRATEGY
The Fund invests mainly in common stocks of companies worldwide that are believed to have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the sub-adviser places on the company. The sub-adviser also considers other factors that it believes will cause the stock price to rise.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. "Net assets" will take into account borrowings for investment purposes. The Fund invests primarily in mid-cap and large-cap companies with market capitalizations in excess of $1 billion, although it can invest in companies of any size. In addition, the Fund invests mainly in companies located in developed countries, though it may invest up to 25% of its total assets in companies located in emerging markets.

The Fund may invest up to 25% of its total assets in depositary receipts. The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 20% of its total assets in various derivative securities or strategies such as options, futures, warrants, equity swaps and currency forward contracts. The Fund typically invests in currency forward contracts to hedge underlying equity positions or to alter the currency characteristics of the underlying equity positions.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has

GLOBAL EQUITY FUND
--------------------------------------------------------------------------------

been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

GLOBAL STRATEGY FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Franklin Advisers, Inc. ("Franklin Advisers")
Templeton Investment Counsel, LLC ("Templeton Investment")

INVESTMENT OBJECTIVE
The Fund seeks high total return.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market instruments. The mix of investments will be adjusted to capitalize on the total return potential produced by changing economic conditions throughout the world. Although the Fund invests mainly in companies located in developed countries, it may invest up to 20% of its total assets in companies located in emerging markets.

There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities.

The Fund's debt investments generally focus on "investment grade" securities. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-adviser to be of comparable rating, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its total assets in such high yield, lower-rated debt securities, commonly referred to as "junk bonds", and up to 10% in defaulted debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser's internal analysis.

The Fund may use various derivative instruments and strategies seeking to protect its assets, implement a cash management strategy or enhance its returns. The Fund currently may invest up to 5% of its total assets in derivatives, including equity swaps, put and call options and collars. With derivatives, the sub-adviser attempts to predict whether an underlying investment will increase or decrease at some future time. The sub-adviser considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

The sub-advisers' investment philosophy is "bottom-up," value-oriented, and long-term. In choosing equity investments, the sub-adviser will focus on the market price of a company's securities relative to its evaluation of the company's potential long-term earnings, asset value and cash flow. A company's historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, the sub-adviser allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the sub-adviser's outlook for changes in interest rates, and credit risks. With respect to debt securities, the sub-adviser may also from time to time seek to hedge (protect) against currency risks by using forward currency exchange contracts.

Franklin Advisers will manage the debt portion of the Fund and Templeton Investment will manage the equity portion of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A

GLOBAL STRATEGY FUND
--------------------------------------------------------------------------------

liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities, commonly known as "junk bonds," that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

LARGE CAP CORE FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Evergreen Investment Management Company, LLC ("Evergreen")

INVESTMENT OBJECTIVE
The Fund seeks capital growth with the potential for current income.

INVESTMENT STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large-sized U.S. companies (i.e., companies whose market capitalization falls within the range tracked by the Russell 1000(R) Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000(R) Index. As of its last reconstitution on June 30, 2005, the Russell 1000(R) Index had a market capitalization range of approximately $858 million to $367.5 billion. "Net assets" will take into account borrowing for investment purposes.

The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having some kind of competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth.

The Fund intends to seek additional income primarily by investing up to 20% of its total assets in convertible bonds, including below investment grade bonds or "junk bonds", and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its total assets in foreign securities, including issuers located in emerging markets.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the

LARGE CAP CORE FUND
--------------------------------------------------------------------------------

risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large-Cap Company Risk. Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Lower Rated Fixed Income Securities Risk: A portion of the Fund's investments may be in high yielding, high risk fixed income securities, commonly known as "junk bonds," that are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

LARGE CAPITAL GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
A I M Capital Management, Inc. ("AIM")
AIG SunAmerica Asset Management Corp. ("SAAMCo")

INVESTMENT OBJECTIVE
The Fund seeks to provide long-term growth of capital.

INVESTMENT STRATEGY
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. "Net assets" will take into account borrowing for investment purposes. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. As of June 24, 2005, the Russell 1000 Index had a total market capitalization range of approximately $1.8 billion to $386.9 billion. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund's sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000 Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

AIM and SAAMCo each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

PERFORMANCE INFORMATION
Performance information is not available, since this is a new Fund. The Fund's inception date is December 20, 2004.

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Morgan Stanley Investment Management Inc. d/b/a
  Van Kampen ("Van Kampen")
Brazos Capital Management, LP ("Brazos Capital")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and, to a limited extent, foreign companies.

The sub-advisers' process follows a flexible investment program in seeking to achieve the Fund's investment objective. The sub-advisers focus on companies they believe have consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. In this regard, the sub-advisers study company developments, including business strategy and financial results. Valuation is viewed in the context of prospects for sustainable earnings and cash flow growth. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Under normal circumstances, at least 80% of the Fund's net assets will be invested in common stocks of mid cap companies. "Net assets" will take into account borrowing for investment purposes. A company is considered to be a mid cap company if, at the time of purchase, the company has a market capitalization
(1) between $1.0 billion and $12 billion or (2) within the range of companies represented in the Russell Mid Cap Growth Index (the "Mid Cap Index"). The market capitalization of companies in the Mid Cap Index will fluctuate with changes in market conditions and the composition of the Mid Cap Index. As of July 31, 2005, the market capitalization range of the Mid Cap Index was approximately between $950 million and $15.2 billion.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investment in IPO's. There is no guarantee that as assets of the Fund grow the Fund will be able to experience significant improvement in performance by investing in IPO's. The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts.

Van Kampen and Brazos Capital each manage approximately 50% of the assets of the Fund.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are

MID CAP STRATEGIC GROWTH FUND
(FORMERLY MID CAPITAL GROWTH FUND)
--------------------------------------------------------------------------------

not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, companies' IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Medium Capitalization Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

PERFORMANCE INFORMATION
Performance information is not available since this is a new Fund. The Fund's inception date is December 20, 2004.

SMALL CAP AGGRESSIVE GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Credit Suisse Asset Management, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital growth.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of its net assets in equity securities of small U.S. companies. "Net assets" will take into account borrowing for investment purposes. Using a growth investment style, the sub-adviser seeks to identify companies with attractive capital-growth potential with any of the following characteristics:

     o companies still in the developmental stage;
     o older companies that appear to be entering a new stage of growth; and
     o companies providing products or services with a high unit-volume growth rate

The Fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The Fund may also invest in emerging-growth companies -- small- or medium-size companies that have passed their startup phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include "special-situation companies" -- companies experiencing unusual developments affecting their market value.

The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the Russell 2000(R) Index. As of its last reconstitution on June 30, 2005, the Russell 2000(R) Index had a market capitalization range of approximately $168.6 million to $3.2 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund's minimum 80% allocation to small-company equities.

Although the Fund may invest the remaining 20% of its net assets in various securities up to the limitations provided, it intends to invest in such instruments only to a limited extent. Such investments include derivatives such as futures and options (15%), equity swaps (5%), foreign securities (10%), investment grade debt securities (20%) and warrants (15%).

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying securities.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or

SMALL CAP AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Special-Situations Risk companies. Small companies and emerging growth companies are often involved in "special situations." Securities of special situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

SMALL CAP SPECIAL VALUES FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISERS
Evergreen Investment Management Company, LLC ("Evergreen")
Putnam Investment Management, LLC ("Putnam")

INVESTMENT OBJECTIVE
The Fund seeks to produce growth of capital by investing primarily in common stocks.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000(R) Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. As of its last reconstitution on June 30, 2005, the Russell 2000(R) Index had a market capitalization range of approximately $168.6 million to $3.2 billion. "Net assets" will take into account borrowing for investment purposes.

The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below average risk. Typical investments are in stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

Putnam and Evergreen will each manage approximately 50% of the Fund's assets.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have

SMALL CAP SPECIAL VALUES FUND
--------------------------------------------------------------------------------

greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

SMALL CAP STRATEGIC GROWTH FUND
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
Evergreen Investment Management Company, LLC

INVESTMENT OBJECTIVE
The Fund seeks capital growth by investing primarily in common stocks.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000(R) Index, at the time of purchase). "Net assets" will take into account borrowing for investment purposes.

In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 2000(R) Index. As of its last reconstitution on June 30, 2005, the Russell 2000(R) Index had a market capitalization range of approximately $168 million to $3.2 billion. The sub-adviser selects stocks of companies which it believes have the potential for growth in earnings and price.

Although the Fund intends, under normal circumstances, to be fully invested in common stocks of small U.S. companies, the Fund may invest the remaining 20% of its net assets in cash, cash equivalents and various securities up to the limitations provided, but it intends to invest in such instruments only to a limited extent. Such investments include, derivatives such as futures and options (5%), equity swaps (5%) and foreign securities, including securities of issuers located in emerging markets (20%).

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Currency Risk: Because the Fund's foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Style Risk: The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the sub-adviser has invested perform. The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other

SMALL CAP STRATEGIC GROWTH FUND
--------------------------------------------------------------------------------

stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: As with all equity funds, this Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies, because the small companies offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

VALIC ULTRA FUND*
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The sub-adviser looks for stocks of larger-sized companies it believes will increase in value over time, using an investment strategy that it has developed. In implementing this strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that it makes investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, the sub-adviser tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the sub-adviser buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although most of the Fund's assets will be invested in U.S. stocks, the Fund may invest up to 20% of its total assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries, though the Fund may invest in securities of issuers located in emerging markets.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in domestic and foreign preferred stocks, convertible debt securities, equity equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The Fund may invest up to 35% of its assets in debt securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

---------------
* VALIC Ultra Fund is not the same fund as American Century Ultra Fund. VALIC and the Series Company are using the Ultra mark under license with American Century Proprietary Holdings, Inc. Ultra is a registered service mark of American Century Proprietary Holdings, Inc.

VALIC ULTRA FUND
--------------------------------------------------------------------------------

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk. Investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Style Risk: The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the sub-adviser has invested perform. The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large-Cap Company Risk. Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets based on estimated amounts for the year ended May 31, 2006)

                                   BROAD CAP           FOREIGN             GLOBAL             GLOBAL
                                    VALUE(1)           VALUE(1)          EQUITY(1)         STRATEGY(1)
                                   ---------           --------          ---------         -----------
Management Fees...............        0.70%              0.70%              0.80%              0.50%
Other Expenses................        0.23%              0.31%              0.32%              0.32%
Total Fund Operating
  Expenses....................        0.93%              1.01%              1.12%              0.82%
Expense Reimbursement.........        0.08%              0.01%              0.02%              0.02%
Net Expenses..................        0.85%              1.00%              1.10%              0.80%

                                                        LARGE             MID CAP           SMALL CAP
                                   LARGE CAP           CAPITAL           STRATEGIC          AGGRESSIVE
                                    CORE(1)          GROWTH(1)(2)        GROWTH(1)          GROWTH(1)
                                   ---------         ------------        ---------          ----------
Management Fees...............        0.70%              0.69%              0.70%              0.85%
Other Expenses................        0.17%              1.98%              1.98%              0.25%
Total Fund Operating
  Expenses....................        0.87%              2.67%              2.68%              1.10%
Expense Reimbursement.........        0.02%              1.87%              1.83%              0.10%
Net Expenses..................        0.85%              0.80%              0.85%              1.00%

                                                  SMALL CAP          SMALL CAP
                                                   SPECIAL           STRATEGIC            VALIC
                                                    VALUES           GROWTH(1)            ULTRA
                                                  ---------          ---------            -----
Management Fees..............................        0.75%              0.85%              0.80%
Other Expenses...............................        0.14%              0.17%              0.11%
Total Fund Operating Expenses................        0.89%              1.02%              0.91%
Expense Reimbursement........................          --               0.02%                --
Net Expenses.................................        0.89%              1.00%              0.91%

---------------

(1) VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the Net Expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through December 31, 2006 for each of the Funds noted except for the Large Capital Growth Fund and Mid Cap Strategic Growth Fund which will continue through September 30, 2006, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

--------------------------------------------------------------------------------

(2) The Fund's Management Fees were reduced effective October 1, 2005. Prior to October 1, 2005, the Annual Fund Operating Expenses for the Fund was as follows:

                                                              LARGE CAPITAL
                                                                 GROWTH
                                                              -------------
Management Fees.............................................      0.75%
Other Expenses..............................................      1.98%
Total Fund Operating Expenses...............................      2.73%
Expense Reimbursement.......................................      1.88%
Net Expenses................................................      0.85%

    The Fund's expense limitation was reduced effective October 1, 2005. Prior to October 1, 2005, the Fund's net expenses were as follows: Large Capital Growth, 0.85%.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                           ------   -------   -------   --------
Broad Cap Value Fund.....................................   $ 87     $288         --         --
Foreign Value Fund.......................................   $102     $321         --         --
Global Equity Fund.......................................   $112     $354         --         --
Global Strategy Fund.....................................   $ 82     $260         --         --
Large Cap Core Fund......................................   $ 87     $276         --         --
Large Capital Growth Fund................................   $ 82     $651     $1,247     $2,864
Mid Cap Strategic Growth Fund............................   $ 87     $658     $1,256     $2,877
Small Cap Aggressive Growth Fund.........................   $102     $340         --         --
Small Cap Special Values Fund............................   $ 91     $284         --         --
Small Cap Strategic Growth Fund..........................   $102     $323         --         --
VALIC Ultra Fund.........................................   $ 93     $290         --         --

The expense example does not take into account expense reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

Each Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DEPOSITARY RECEIPTS
Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds' objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
Each Fund's diversification policy limits the amount that the Fund may invest in certain securities. Each Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ( the "1940 Act"). All of the Funds are diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and Depositary Receipts. More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the

--------------------------------------------------------------------------------

U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB--by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are

--------------------------------------------------------------------------------

issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

ILLIQUID SECURITIES
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.

A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund's sub-adviser to be illiquid solely by reason of being restricted. Instead, VALIC or the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Series Company's Board of Directors. If VALIC or the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund's limitation on illiquid securities.

LENDING PORTFOLIO SECURITIES
Each Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund. A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Funds will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

LOAN PARTICIPATIONS
A loan participation is an investment in a loan made to a U.S. company that is secured by the company's assets. The assets must be, at all times, worth enough money to cover the balance due on the loan. Major national and regional banks make loans to companies and then sell the loans to investors. These banks don't guarantee the companies will pay the principal and interest due on the loans.

MONEY MARKET SECURITIES
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

     - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

--------------------------------------------------------------------------------

     - Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

     - Commercial paper sold by corporations and finance companies.

     - Corporate debt obligations with remaining maturities of 13 months or less.

     - Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

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REVERSE REPURCHASE AGREEMENTS, DOLLAR ROLLS AND BORROWINGS
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund's positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds' limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of each Fund's investment restrictions.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy.

High portfolio turnover may cause a Fund's expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund's transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for the Large Capital Growth Fund and the Mid Cap Strategic Growth Fund for the period from December 20, 2004 to May 31, 2005.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

In addition, a discussion of the Board of Directors' approval of the Investment Advisory Agreement and the investment sub-advisory agreements between VALIC and each sub-adviser is located in the Statement of Additional Information and the Series Company's semi-annual report for the period ended November 30, 2005, which will be available after January 27, 2006.

INVESTMENT SUB-ADVISERS
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Funds according to each Fund's investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers

--------------------------------------------------------------------------------

when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

The Statement of Additional Information provides additional information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) they manage, and the structure and method used by the sub-adviser to determine their compensation. In addition, the Statement of Additional Information contains a discussion of the factors considered by the Board of Director's in connection with its approval of the advisory and sub-advisory agreements with respect to the Funds.

THE SUB-ADVISERS ARE:
      AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
      AIG SUNAMERICA ASSET MANAGEMENT CORP.
      A I M CAPITAL MANAGEMENT, INC.
      BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.
      BRAZOS CAPITAL MANAGEMENT, LP
      CREDIT SUISSE ASSET MANAGEMENT, LLC
      EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
      FRANKLIN ADVISERS, INC.
      PUTNAM INVESTMENT MANAGEMENT, LLC
      TEMPLETON GLOBAL ADVISORS LTD.
      TEMPLETON INVESTMENT COUNSEL, LLC
      VAN KAMPEN

Large Capital Growth Fund

AIG SUNAMERICA ASSET MANAGEMENT CORP. ("SAAMCO")
Harborside Financial Center, 3200 Plaza 5,
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2005, SAAMCo managed, advised and/or administered more than $42 billion in assets.

The Large Capital Growth Fund is managed by a team supervised by Francis D. Gannon. Mr. Gannon, Senior Vice President, has been with SAAMCo since 1993 and manages similar retail mutual funds for SAAMCo.

Large Capital Growth Fund

A I M CAPITAL MANAGEMENT, INC. ("AIM")
11 Greenway Plaza, Suite 100, Houston, Texas 77046

AIM has acted as an investment adviser since its organization in 1986. AIM, together with its affiliates, advises or manages over 200 investment funds, including the Fund, encompassing a broad range of investment objectives. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC London, England. Total net assets under the management of AIM and its affiliates was approximately $29 billion as of June 30, 2005.

Approximately 50% of the assets of the Large Capital Growth Fund are managed by AIM which uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the portion of the Fund's portfolio allocated to AIM are Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Kelling and Shoss have each been associated with AIM and/or its affiliates since 1995.

They are assisted by the AIM Large Cap Growth Team, which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the team may change from time to time.

VALIC Ultra Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $100.9 billion in assets under management as of July 31, 2005. The daily management of the Fund is directed by a team of portfolio managers consisting of Bruce A. Wimberly, Wade W. Slome and Jerry Sullivan.

--------------------------------------------------------------------------------

Mr. Wimberly, Vice President and Senior Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 1996. He joined American Century in September 1994 as an Investment Analyst. In 2000, he was named to his current position. Mr. Slome, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 1998. He was promoted to Portfolio Manager in July 2002. He joined American Century in June 1998 as an Investment Analyst. He is a CFA charterholder. Mr. Sullivan, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 2001. He joined American Century in February 2000.

Prior Composite Performance of Comparable Accounts managed by American Century Because the Fund commenced operations in December 2005, it has no investment performance record. However, the VALIC Ultra Fund is managed by American Century in substantially the same manner and by the same portfolio managers as the retail American Century Ultra Fund and the American Century VP Ultra Portfolio (collectively, the "AC Large Cap Premier Growth Equity Composite"). Such composite includes all accounts managed by American Century in substantially the same manner and by the same portfolio managers as the Fund. In order to provide you with information regarding the investment capabilities of American Century, performance information regarding the AC Large Cap Premier Growth Equity Composite, net of actual account fees and expenses, is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of such composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the AC Large Cap Premier Growth Equity Composite net of actual fees and expenses. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR AMERICAN CENTURY LARGE CAP PREMIER GROWTH EQUITY COMPOSITE

       37.68%          13.85%   23.14%   34.54%   41.46%  -19.92%  -14.61%  -23.14%   25.83%   10.68%
------------------------------------------------------------------------------------------------------
        1995            1996     1997     1998     1999     2000     2001     2002     2003     2004

The table below compares the performance of the AC Large Cap Premier Growth Equity Composite to that of the S&P 500(R) Index and the Russell 1000(R) Growth Index. The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representations. It is a market-weighted index, with each stock's percentage in the Index in proportion to its market value. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns as of December 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
AC Large Cap Premier Growth
  Equity Composite           10.68%    -6.05%    10.40%
S&P 500(R) Index             10.88%    -2.30%    12.07%
Russell 1000(R) Growth
  Index                       6.30%    -9.29%     9.59%

---------------------------------------

Broad Cap Value Fund

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("BHMS")
3232 McKinney Ave., 15th Floor,
Dallas, Texas 75204-2429

BHMS has been providing investment counseling since 1979 and as of August 31, 2005, had approximately $49 billion in assets under management.

Timothy J. Culler, CFA and Mark Giambrone, CPA will be responsible for the day-to-day management of the assets of the Broad Cap Value Fund. Mr. Culler joined BHMS in April 1999 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was at INVESCO Capital Management where he served

--------------------------------------------------------------------------------

as Chief Investment Officer. Mr. Giambrone joined BHMS in December 1998 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was a portfolio consultant at HOLT Value Associates.

James P. Barrow, Robert J. Chambers, CFA, Richard A. Englander, CFA, J. Ray Nixon and are portfolio managers who will assist Messrs. Culler and Giambrone in the management of the Broad Cap Value Fund. Mr. Barrow founded BHMS in 1979 and is currently a member of the large- and mid-cap value equity teams. Mr. Chambers joined BHMS as a principal in August 1994 and is currently a member of the large cap value equity team. Mr. Englander joined BHMS as a principal in April 1985 and is a member of the large cap value equity team. Mr. Nixon joined BHMS as a principal in June 1994 and is currently a member of the large cap value equity team.
---------------------------------------

Mid Cap Strategic Growth Fund

BRAZOS CAPITAL MANAGEMENT, LP ("BRAZOS")
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225

Brazos is an SEC registered investment adviser whose principal place of business is 5949 Sherry Lane, Suite 1600, Dallas, Texas 75225 and is an indirect majority-owned subsidiary of AIG. Brazos has provided investment management services to institutional clients since 1983. As of June 30, 2005, Brazos had approximately $429 million in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund are managed by a team of seven portfolio managers.

The team members are Michael S. Allocco, Jamie Cuellar, CFA, Andre Gatien, CFA, Tom Musick, CFA, Eivind Olsen, CFA and Wayne Willems, CFA. Mr. Allocco joined Brazos as a Portfolio Manager in 2003 and has ten years industry experience. Mr. Cuellar joined Brazos in 2000 and has eleven years industry experience. Mr. Gatien joined Brazos in 2000 and has twelve years industry experience. Mr. Musick joined Brazos in 1983 and has twenty-one years experience. Mr. Olsen joined Brazos in 1998 and has nine years industry experience. Mr. Willems joined Brazos in 1983 and has thirty-four years industry experience.

Small Cap Aggressive Growth Fund

CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM")
466 Lexington Avenue, New York, NY 10017

CSAM is a member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients. As of July 31, 2005, CSAM managed over $24 billion in the U.S. and over $327 billion in 16 countries.

The Small Cap Aggressive Growth Fund is managed by a team of portfolio managers, consisting of Marian U. Pardo, Calvin E. Chung and Leo M. Bernstein. Ms. Pardo, Managing Director, joined CSAM in January 2003, and specializes in large- and mid-capitalization U.S. growth equities. She had been with J.P. Morgan Fleming Asset Management where, from 1999 to December 2002, she served as managing director and co-manager of their U.S. Small Company Fund. Mr. Chung, CFA, Director, joined CSAM in 2000 from Eagle Asset Management, where he was a vice president and senior technology equity analyst from 1997 to 1999. Mr. Bernstein, Director, is an analyst and portfolio manager specializing in all sectors of technology hardware (telecommunications equipment, semiconductors and optical components) in U.S. small-and mid-capitalization, post-venture capital and distribution management equity portfolios. He joined CSAM in 1999.

Prior Composite Performance of Comparable Accounts managed by CSAM
The Small Cap Aggressive Growth Fund and the accounts comprising the Credit Suisse Small Cap Growth Equity Composite are managed in substantially the same manner and by the same portfolio managers. Because the Fund commenced operations in December 2005, it has no investment performance record. The Credit Suisse Small Cap Growth Equity Composite is currently compromised of three (3) accounts though it has included as many as eighteen (18) accounts within the last ten years. The composite includes the performance of all accounts that were in existence during the period in which the composite is presented and that were managed in substantially the same manner as the Fund. In order to

--------------------------------------------------------------------------------

provide you with information regarding the investment capabilities of CSAM, performance information regarding the Credit Suisse Small Cap Growth Equity Composite, net of estimated account fees and expenses, is presented. The estimated fees and expenses of the composite are based on the highest account fee that may be charged by an account included in the composite.

Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Credit Suisse Small Cap Growth Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Credit Suisse Small Cap Growth Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below of the Credit Suisse Small Cap Growth Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or if the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR CREDIT SUISSE SMALL CAP GROWTH EQUITY COMPOSITE

       47.00%          15.02%   15.68%   -2.54%   72.55%  -13.84%  -15.49%  -32.70%   48.21%   11.10%
------------------------------------------------------------------------------------------------------
        1995            1996     1997     1998     1999     2000     2001     2002     2003     2004

The table below compares the performance of the Credit Suisse Small Cap Equity Composite to that of the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of Russell 2000 companies with higher price-to-earnings ratios and higher forecasted growth values.

Average Annual Total Returns as of December 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Credit Suisse Small Cap
  Growth Equity Composite    11.10%    -4.19%    10.26%
Russell 2000(R) Growth
  Index                      14.31%    -3.57%     4.08%

---------------------------------------

Large Cap Core Fund
Small Cap Special Values Fund
Small Cap Strategic Growth Fund

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("EVERGREEN")
200 Berkeley Street, Boston, Massachusetts 02116-5034

Evergreen has been managing mutual funds and private accounts since 1932 and managed over $104.6 billion in assets for the Evergreen funds as of December 31, 2004. Evergreen is a subsidiary of Wachovia Corporation ("Wachovia"), the fourth largest bank holding company in the United States with over $493.3 billion in consolidated assets as of December 31, 2004.

Management of the Large Cap Core Fund
The Large Cap Core Fund is managed by Walter McCormick, CFA. Walter McCormick is a Managing Director, Senior Portfolio Manager and Head of Evergreen's Value Equity Team. He originally joined a predecessor of Evergreen in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined Evergreen in March 2002. Mr. McCormick has been working in the investment management field since 1970.

Prior Composite Performance of Comparable Accounts managed by Evergreen
The Large Cap Core Fund and the accounts comprising the Evergreen Fundamental Large Cap Equity Composite are managed in substantially the same manner and by the same portfolio manager. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Fundamental Large Cap Equity Composite, net of estimated account fees and expenses, is presented. The estimated account fees of the composite are based on the highest separate account fees charged by several private accounts included in the composite. The composite consists of all fully discretionary

--------------------------------------------------------------------------------

commingled and separately managed accounts managed in the Fundamental Large Cap style.

Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the Fund and the accounts comprising the composite, different fees and expenses, and diversity in portfolio size and positions of the Evergreen Fundamental Large Cap Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Evergreen Fundamental Large Cap Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below of the Evergreen Fundamental Large Cap Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or if the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR EVERGREEN FUNDAMENTAL LARGE CAP EQUITY COMPOSITE

        5.23%            14.53%       -5.84%      -14.65%      -16.72%       29.38%       9.08%
---------------------------------------------------------------------------------------------------
        1998              1999         2000         2001         2002         2003         2004

The table below compares the performance of the Evergreen Fundamental Large Cap Equity Composite to that of the S&P 500 Index as of December 31, 2004. The S&P 500 Index is an index of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock's percentage in the Index in proportion to its market value.

Average Annual Total Returns as of December 31, 2004

                                              INCEPTION
                         1 YEAR    5 YEARS    ---------
                        --------   --------   (7/1/97)
Evergreen Fundamental
  Large Cap Equity
  Composite                9.08%     -1.13%      3.55%
S&P 500 Index             10.88%     -2.30%      5.85%

Management of the Small Cap Special Values Fund Evergreen is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Evergreen's portion of the Fund's assets are managed by James M. Tringas, CFA. Mr. Tringas is a Vice President, Senior Portfolio Manager and member of the Value Equity team at Evergreen. He joined Evergreen in January 2002. From 1999 until he joined Evergreen, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.

Management of the Small Cap Strategic Growth Fund The Small Cap Strategic Growth Fund is managed by William E. Zieff. Mr. Zieff is a Managing Director, Chief Investment Officer and Head of Evergreen's Global Structured Products Team. Mr. Zieff has been with Evergreen or one of its predecessor firms since 2000. He has been working in the investment management field since 1979.

Prior Composite Performance of Comparable Accounts managed by Evergreeen
The Small Cap Strategic Growth Fund and the accounts comprise the Evergreen Special Equity Composite are managed in substantially the same manner and by the same portfolio manager. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Evergreen, performance information regarding the Evergreen Special Equity Composite, net of actual account fees and expenses, is presented. The estimated account fees of the composite are based on the highest separate account fees charged by several private accounts included in the composite. The composite consists of all fully discretionary, commingled and separately managed accounts managed in the Special Equity style.

Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the fund and the accounts comprising the composite,

--------------------------------------------------------------------------------

different fees and expenses, and diversity in portfolio size and positions of the Evergreen Special Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Evergreen Special Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below of the Evergreen Special Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS OF EVERGREEN SPECIAL EQUITY COMPOSITE

       -7.60%              -8.90%          -27.28%           52.78%           6.30%
-----------------------------------------------------------------------------------------
        2000                2001             2002             2003             2004

The table below compares the performance of the Evergreen Special Equity Composite to that of the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns as of December 31, 2004

                                                INCEPTION
                             1 YEAR   5 YEARS   ---------
                             ------   -------   (1/1/00)
Evergreen Special Equity
  Composite                   6.30%    -0.11%     -0.11%
Russell 2000(R) Growth
  Index                      14.31%    -3.57%     -3.57%

---------------------------------------

Global Strategy Fund

FRANKLIN ADVISERS, INC. ("FRANKLIN")
One Franklin Parkway, San Mateo, CA 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as "Franklin Templeton Investments"), a publicly owned company engaged in the financial services industry through its subsidiaries. As of July 31, 2005, Franklin Templeton Investments managed approximately $438.7 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the debt portion of the Global Strategy Fund is Alexander C. Calvo and Michael Hasenstab. Mr. Calvo, Senior Vice President of Franklin Advisers, has been with Franklin Templeton since 1995, and has managed the debt portion of the Templeton Global Asset Allocation Fund since 1998. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund's debt investment portfolio. The degree to which he may perform his duties may change from time-to-time. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Since 2002, he has been an assistant manager of the debt portion of the Templeton Global Asset Allocation Fund and an analyst since 2001.

Prior Performance of a Comparable Fund managed by Franklin and Templeton Investment

The Global Strategy Fund and the Templeton Global Asset Allocation Fund are managed in a substantially similar manner and by the same portfolio managers. Because the Fund commenced operations in December 2005, it has no investment performance record. The Templeton Global Asset Allocation Fund is the only account that is managed in substantially the same manner and by the same portfolio managers as the Fund. In order to provide you with information regarding the investment capabilities of Franklin and Templeton Investment, performance information regarding the Templeton Global Asset Allocation Fund, net of actual account fees and expenses, is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of the Templeton Global Asset Allocation Fund and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

--------------------------------------------------------------------------------

The historical performance information shown below is for the Class 1 shares of the Templeton Global Asset Allocation Fund, as reflected in the Franklin Templeton Variable Insurance Products Trust prospectus dated May 1, 2005. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns of the Templeton Global Asset Allocation Fund do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR CLASS 1 SHARES OF TEMPLETON GLOBAL ASSET ALLOCATION FUND

       -2.96%          22.54%   18.87%   15.52%   6.41%    22.86%   0.29%    -9.72%   -4.17%   32.31%   15.94%
---------------------------------------------------------------------------------------------------------------
        1994            1995     1996     1997     1998     1999     2000     2001     2002     2003     2004

Performance prior to May 1, 2000 reflects the performance of the Templeton Asset Allocation Fund, whose investment objective and investment strategy was substantially similar to the Templeton Global Asset Allocation Fund.

This table below compares the performance of the Templeton Global Asset Allocation Fund to that of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan Global Government Bond (JPM GGB) Index. The unmanaged MSCI AC World Index is market capitalization weighted and measures the performance of equity securities available to foreign (non-local) investors in developed and emerging markets globally. The unmanaged JPM GGB Index tracks the total returns for liquid fixed-rate government bonds with maturities greater than one year issued by developed countries globally.

Average Annual Total Returns as of December 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Templeton Global Asset
  Allocation Fund Class 1
  Shares                     15.94%     5.89%    11.34%
MSCI AC World Index          15.75%    -1.79%     8.19%
JPM GGB Index                10.10%     8.85%     7.77%

---------------------------------------

Global Equity Fund
Small Cap Special Values Fund

PUTNAM INVESTMENT MANAGEMENT, LLC ("PUTNAM")
One Post Office Square, Boston, Massachusetts 02109

Putnam is a Delaware limited liability company with principal offices at One Post Office Square, Boston, MA 02109. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family. As of July 31, 2005, Putnam had approximately $196 billion in assets under management.

Management of the Global Equity Fund
The team responsible for the day-to-day investment decisions of the Global Equity Fund is lead by Shigeki Makino, Chief Investment Officer of Putnam since September 2000. The other team members include Mark A. Bogar, Joshua H. Brooks and Bradford S. Greenleaf. Mr. Bogar has been a portfolio manager with Putnam since 1998. Mr. Brooks has been a chief investment officer-core equities of Putnam since 2003. Previously, he was the chief investment officer of Delaware Investments. Mr. Greenleaf has been a portfolio manager with Putnam since 2004 and was previously the Director of International Investments with Independence Equities.
---------------------------------------

Foreign Value Fund

TEMPLETON GLOBAL ADVISORS LTD. ("TEMPLETON GLOBAL")
Lyford Cay, Nassau, Bahamas

Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of July 31, 2005, Franklin Templeton Investments managed approximately $438.7 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

Day-to-day decisions and management of the Foreign Value Fund are made by Jeffrey A. Everett, CFA, President and Director of Templeton Global. Mr. Everett joined Templeton in 1989 and has been a manager of the retail Templeton Foreign Fund since 2001. In addition, Murdo Murchison, CFA and Lisa F. Myers have secondary portfolio management responsibilities for the Foreign Value Fund. Mr. Murchison, Executive Vice President, joined Templeton in 1993 and has been a manager of the retail Templeton Foreign Fund since 2001. Ms. Myers, a Portfolio Manager, joined Templeton in 1996 and has

--------------------------------------------------------------------------------

been a manager of the retail Templeton Foreign Fund since 2002.

Prior Performance of a Comparable Composite managed by Templeton Global
The Foreign Value Fund and the Templeton Tax-Exempt Non-U.S. Equity Composite ("Templeton Foreign Equity Composite") are managed in a substantially similar manner and by the same portfolio managers. Because the Fund commenced operations in December 2005, it has no investment performance record. In order to provide you with information regarding the investment capabilities of Templeton Global, performance information regarding the Templeton Foreign Equity Composite, net of actual account fees and expenses, is presented. The composite consists of all discretionary tax-exempt accounts managed by Templeton Global with non-U.S. equity investment objectives but does not include taxable accounts or retail mutual funds managed in a substantially similar manner. The Series Company does not believe the exclusion of these accounts would cause the composite's performance to be materially different than what is presented below.

Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds and the portfolios comprising the composite, different fees and expenses, and diversity in portfolio size and positions of the Templeton Foreign Equity Composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the Templeton Foreign Equity Composite. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns of the Templeton Foreign Equity Composite do not reflect any charges included in the Contract or Plan. If such Contract or Plan charges had been included or if the Fund's expense structure had been used, the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR TEMPLETON FOREIGN EQUITY COMPOSITE

       14.67%          22.93%   11.66%   2.63%    26.85%   -1.68%  -11.87%  -15.92%   40.19%   21.44%
------------------------------------------------------------------------------------------------------
        1995            1996     1997     1998     1999     2000     2001     2002     2003     2004

The table below compares the performance of the Templeton Foreign Equity Composite to that of the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index a broad-based securities market index. The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

Average Annual Total Returns as of December 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
Templeton Foreign Equity
  Composite                  21.44%     4.40%     9.78%
MSCI EAFE Index              20.70%    -0.80%     5.94%

---------------------------------------

Global Strategy Fund

TEMPLETON INVESTMENT COUNSEL, LLC ("TEMPLETON INVESTMENT")
Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394

Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of July 31, 2005, Franklin Templeton Investments managed approximately $438.7 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, Tucker Scott and Tina Hellmer. Mr. Nori, CFA, Executive Vice President and Portfolio Manager/Research Analyst of Templeton Investment, has been with Franklin Templeton Investments ("Franklin Templeton") since 1987, and has managed the equity portion of the Templeton Global Asset Allocation Fund. Mr. Scott, CFA, Senior Vice President of Templeton, has been with Franklin Templeton since 1996, and has

--------------------------------------------------------------------------------

managed the equity portion of the Templeton Global Asset Allocation Fund since 1998. Ms. Hellmer, CFA, Vice President and Portfolio Manager/Research Analyst of Templeton, has been with Franklin Templeton Investments since 1997.

Mid Cap Strategic Growth Fund

VAN KAMPEN
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management, Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley, the parent of Morgan Stanley Investment Management Inc., is a global financial services firm that maintains market positions in each of its three primary businesses -- securities, asset management, and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing, and financial advisory services. As of June 30, 2005, Van Kampen, together with its affiliated asset management companies, had approximately $417.6 billion in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the U.S. Growth Team. The U.S. Growth Team is led by Dennis Lynch, David Cohen, Alexander Norton and Sam Chainani, CFA. Mr. Lynch, Managing Director, has been with Van Kampen since 1997 and has 11 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 18 years of investment experience. Mr. Norton, Vice President, has been with Van Kampen since 1999 and has 6 years of investment experience. Mr. Chainani, Executive Director, has been with Van Kampen since 1996 and has 5 years of investment experience.

LEGAL PROCEEDINGS
On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Funds. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC, SAAMCo, and Brazos. SAAMCo and Brazos serve as sub-advisers to certain Funds. Neither VALIC SAAMCo, Brazos or its respective officers and directors, nor the Funds have been named in the complaint, and the complaint does not seek any penalties against them. In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC, SAAMCo or Brazos or to their ability to provide their respective services to the Funds. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC, SAAMCo and Brazos will need to obtain permission from the Securities and Exchange Commission to continue to serve the Funds. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES
Each Fund pays VALIC a fee based on its average daily net asset value. A Fund's net asset value is the total value of the Fund's assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The advisory fee that the Fund will pay to VALIC is as follows:

                                ADVISORY FEE PAID
                           (AS A PERCENTAGE OF AVERAGE
FUND NAME                       DAILY NET ASSETS)
---------              ------------------------------------
Broad Cap Value Fund   0.70% of the first $250 million;
                       0.65% on the next $250 million;
                       0.60% on the next $500 million; and
                       0.55% over $1.0 billion.
Foreign Value Fund     0.73% on the first $250 million;
                       0.68% of the next $250 million;
                       0.63% of the next $500 million; and
                       0.58% over $1.0 billion.
Global Equity Fund     0.82% on the first $250 million;
                       0.77% on the next $250 million;
                       0.72% on the next $500 million; and
                       0.67% over $1.0 billion.
Global Strategy Fund   0.50% of total assets.

--------------------------------------------------------------------------------

                                ADVISORY FEE PAID
                           (AS A PERCENTAGE OF AVERAGE
FUND NAME                       DAILY NET ASSETS)
---------              ------------------------------------
Large Cap Core Fund*   0.70% on the first $250 million;
                       0.65% on the next $250 million;
                       0.60% on the next $500 million; and
                       0.55% over $1.0 billion.
Large Capital Growth   0.75%
Fund*
Mid Cap Strategic      0.70%
Growth Fund*
Small Cap Aggressive   0.85% on the first $250 million; and
Growth Fund            0.75% over $250 million.
Small Cap Special      0.75% on the first $500 million; and
Values Fund            0.70% over $500 million.
Small Cap Strategic    0.85% on the first $250 million; and
Growth Fund            0.75% over $250 million.
VALIC Ultra Fund       0.89% on the first $250 million;
                       0.84% on the next $250 million;
                       0.79% on the next $500 million; and
                       0.74% over $1.0 billion.

* Represents the advisory fee paid for the fiscal year ended May 31, 2005

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, the Series Company offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Funds that make up the Series Company. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Funds according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Funds in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Funds according to your instructions. After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Funds, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

None of the Funds currently foresees any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of any Fund to any separate account or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Funds, which are offered only through Contracts or Plans, are intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities, high yield fixed income securities ("junk bonds"), they may be particularly attractive to market timers. The Foreign Value Fund, Global Equity Fund and Global Strategy Fund invest significantly in foreign securities. The Global Strategy Fund may invest significantly in junk bonds.

Market timing in Funds investing significantly in foreign securities may occur because of time zone differences between the foreign markets on which a Fund's international portfolio securities trade and the time as of which the Fund's net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund's junk bond holdings. Market timers may

--------------------------------------------------------------------------------

purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund's net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of the Series Company's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "How Shares are Valued").

Shares of the Funds are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Funds must rely on the insurance company separate account or Plan sponsor to monitor market timing within a Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Series Company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Funds and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Funds' portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for the Fund is determined no less than each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

--------------------------------------------------------------------------------

The fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of the Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid quarterly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Funds.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Large Capital Growth Fund's and Mid Cap Strategic Growth Fund's financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm for the Series Company, whose report, along with the Funds' financial statements, is included in the Series Company annual report to shareholders which is available upon request.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

LARGE CAPITAL GROWTH FUND
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                               -----------------
Income (loss) from investment operations:
  Net investment income (loss)                                        0.01(e)
  Net realized and unrealized gain (loss) on securities and
    foreign currencies                                               (0.16)
                                                               -----------------
  Total income (loss) from investment operations                     (0.15)
                                                               -----------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                               -----------------
  Total distributions                                                 0.00
                                                               -----------------
Net asset value at end of period                                    $ 9.85
                                                               -----------------
TOTAL RETURN(a)                                                      (1.49)%
                                                               -----------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.73%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                           0.29%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (1.59)%(b)
Portfolio turnover rate                                                 45%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,849

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

MID CAP STRATEGIC GROWTH FUND (FORMERLY MID CAPITAL GROWTH FUND)
--------------------------------------------------------------------------------

                                                              DECEMBER 20, 2004*
                                                                      TO
                                                                 MAY 31, 2005
                                                              ------------------
PER SHARE DATA
Net asset value at beginning of period                              $10.00
                                                              ------------------
Income (loss) from investment operations:
  Net investment income (loss)                                       (0.02)(e)
  Net realized and unrealized gain (loss) on investments and
    foreign currencies                                               (0.01)
                                                              ------------------
  Total income (loss) from investment operations                     (0.03)
                                                              ------------------
Distributions from:
  Investment income                                                   0.00
  Realized gain on securities                                           --
                                                              ------------------
  Total distributions                                                 0.00
                                                              ------------------
Net asset value at end of period                                    $ 9.97
                                                              ------------------
TOTAL RETURN(a)                                                      (0.28)%
                                                              ------------------
RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)                            0.85%(b)
Ratio of expenses to average net assets(d)                            2.68%(b)
Ratio of expense reductions to average net assets                       --
Ratio of net investment income (loss) to average net
  assets(c)                                                          (0.37)%(b)
Ratio of net investment income (loss) to average net
  assets(d)                                                          (2.20)%(b)
Portfolio turnover rate                                                 72%
Number of shares outstanding at end of period (000's)                1,000
Net assets at end of period (000's)                                 $9,976

 *  Date Fund commenced operations.
(a) Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.
(b) Annualized.
(c) Includes, if any, expense reimbursement, but excludes, if any, expense reductions.
(d) Excludes, if any, expense reimbursements and expense reductions.
(e) The per share amounts are calculated using the average share method.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information ("SAI") incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Funds' investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information with respect to the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648. The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

     - To view information online: Access the SEC's web site at http://www.sec.gov.

     - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

                                VALIC COMPANY I
                               2929 Allen Parkway
                              Houston, Texas 77019

                                December 5, 2005

VALIC Company I (the "Series Company") is a mutual fund made up of 33 separate funds, one of which is described in this Prospectus. The investment objective of the VALIC Ultra Fund (the "Fund") is long-term capital growth. The Fund is explained in more detail on its Fact Sheet contained in this Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, NOR HAS IT DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                               TABLE OF CONTENTS

TOPIC                                                          PAGE
-----                                                          ----
Cover Page
WELCOME.....................................................     2
ABOUT THE FUND..............................................     2
FUND FACT SHEETS............................................     3
  VALIC Ultra Fund..........................................     3
EXPENSE SUMMARY.............................................     5
INVESTMENT GLOSSARY.........................................     6
  Asset-Backed Securities...................................     6
  Depositary Receipts.......................................     6
  Derivatives...............................................     6
  Diversification...........................................     6
  Equity Securities.........................................     6
  Exchange Traded Funds ("ETFs")............................     6
  Fixed Income Securities...................................     7
  Foreign Currency..........................................     8
  Foreign Securities........................................     8
  Lending Portfolio Securities..............................     8
  Money Market Securities...................................     8
  Mortgage-Related Securities...............................     8
  Repurchase Agreements.....................................     9
  Dollar Rolls and Borrowings...............................     9
  When-Issued Securities....................................     9
ABOUT PORTFOLIO TURNOVER....................................    10
ABOUT THE SERIES COMPANY'S MANAGEMENT.......................    10
  Investment Adviser........................................    10
  Investment Sub-Adviser....................................    10
  American Century Investment Management, Inc. .............    11
  Legal Proceedings.........................................    12
  How VALIC is Paid for its Services........................    12
ACCOUNT INFORMATION.........................................    13
  Series Company Shares.....................................    13
  Buying and Selling Shares.................................    13
  Frequent or Short-term Trading............................    13
  Selective Disclosure of Portfolio Holdings................    14
  How Shares are Valued.....................................    14
  Dividends and Capital Gains...............................    14
  Tax Consequences..........................................    15
INTERESTED IN LEARNING MORE?................................    16

WELCOME
--------------------------------------------------------------------------------

This prospectus provides you with information you need to know before investing in the Series Company. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words "you" and "your" mean the participant. "VALIC" means The Variable Annuity Life Insurance Company, the investment adviser to the Series Company.

Individuals can't invest in this Fund directly. Instead, they participate through an annuity contract or variable life policy (collectively, the "Contracts" and each a "Contract") with VALIC or one of its affiliates, or through a qualifying retirement plan (collectively, the "Plans" and each a "Plan"). For this purpose, Plans include qualifying employer-sponsored retirement plans and Individual Retirement Accounts ("IRAs"), under which the Fund may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC should be directed, in writing, to VALIC Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

ABOUT THE FUND
--------------------------------------------------------------------------------

The investment objective and strategies for the Fund described in this prospectus are non-fundamental and may be changed by the Series Company's Board of Directors without investor approval. Investors will be given written notice in advance of any change to the Fund's investment objective.

From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on the Fund's investments in money market securities for temporary defensive purposes. If the Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

VALIC ULTRA FUND*
Fact Sheet
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC

INVESTMENT SUB-ADVISER
American Century Investment Management, Inc. ("American Century")

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth.

INVESTMENT STRATEGY
The sub-adviser looks for stocks of larger-sized companies it believes will increase in value over time, using an investment strategy that it has developed. In implementing this strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that it makes investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, the sub-adviser tracks financial information for individual companies to identify and evaluate trends in earnings, revenues and other business fundamentals. Under normal market conditions, the Fund's portfolio will primarily consist of securities of companies whose earnings and revenues are not only growing, but growing at an accelerating pace. This includes companies whose growth rates, although still negative, are less negative than prior periods, and companies whose growth rates are expected to accelerate. Other analytical techniques help identify additional signs of business improvement, such as increasing cash flows, or other indications of the relative strength of a company's business. These techniques help the sub-adviser buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although most of the Fund's assets will be invested in U.S. stocks, the Fund may invest up to 20% of its total assets in securities of foreign companies. Most of the Fund's foreign investments are in companies located and doing business in developed countries, though the Fund may invest in securities of issuers located in emerging markets.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in domestic and foreign preferred stocks, convertible debt securities, equity equivalent securities, non-leveraged futures contracts and options, notes, bonds and other debt securities. The Fund may invest up to 35% of its assets in debt securities.

Futures contracts, a type of derivative security, can help the Fund's cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributable to the Fund's investments in IPOs. There is no guarantee that as the Fund's assets grow it will be able to experience significant improvement in performance by investing in IPOs.

INVESTMENT RISK
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. In addition, because the Fund may sell a security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced.

---------------
* VALIC Ultra Fund is not the same fund as American Century Ultra Fund. VALIC and the Series Company are using the Ultra mark under license with American Century Proprietary Holdings, Inc. Ultra is a registered service mark of American Century Proprietary Holdings, Inc.

VALIC ULTRA FUND
--------------------------------------------------------------------------------

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund's foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk. Investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Style Risk: The risk that movements in financial markets will adversely affect the price of the Fund's investments, regardless of how well the companies in which the sub-adviser has invested perform. The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser's assessment of the prospects for a company's earnings growth is wrong, or if the sub-adviser's judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund's interest-paying fixed income securities.

IPO Risk: A Fund's purchase of shares issued as part of, or a short period after, a company's IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Large-Cap Company Risk. Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund's value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Sub-adviser's assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

PERFORMANCE INFORMATION
The Fund is a new offering and has no performance history.

EXPENSE SUMMARY
--------------------------------------------------------------------------------

The table below describes the fees and expenses you may pay if you remain invested in the Fund. The Fund's annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered and had such fees been included, your expenses would be higher. Please see your Contract prospectus or Plan document for more details on such fees.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR ACCOUNT): Not applicable

The Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets based on estimated amounts for the year ended May 31, 2006)

                                                                     VALIC
                                                                     ULTRA
                                                                     -----
Management Fees.............................................         0.80%
Other Expenses..............................................         0.11%
Total Fund Operating Expenses...............................         0.91%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

                                         1 YEAR   3 YEARS
                                         ------   -------
VALIC Ultra Fund.......................   $ 93     $290

INVESTMENT GLOSSARY
--------------------------------------------------------------------------------

The Fund's principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. The Fund may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy.

ASSET-BACKED SECURITIES
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

DEPOSITARY RECEIPTS
Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

DERIVATIVES
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which "derive" their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect ("hedge") against a change in the price of the underlying security. There are some investors who take higher risk ("speculate") and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Fund's objectives. Generally, we do not buy derivatives to speculate.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower Fund total return; and the potential loss from the use of futures can exceed a Fund's initial investment in such contracts.

DIVERSIFICATION
The Fund's diversification policy limits the amount that the Fund may invest in certain securities. The Fund's diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the "Code") as well as the Investment Company Act of 1940 ( the "1940 Act"). The Fund is diversified under the 1940 Act.

EQUITY SECURITIES
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are three types of stocks:

Common stock -- Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.

Preferred stock -- Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.

Convertible preferred stock -- A stock with a set dividend which the holder may exchange for a certain amount of common stock.

Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and Depositary Receipts. More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

EXCHANGE TRADED FUNDS ("ETFS")
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Fund purchases an ETF to temporarily gain exposure to a portion of the

--------------------------------------------------------------------------------

U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

FIXED INCOME SECURITIES
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.

Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed to pay interest and principal by the federal government. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company's ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.

Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody's or BBB--by S&P (commonly referred to as high yield, high risk or "junk bonds") are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it's very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are

--------------------------------------------------------------------------------

issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see "Mortgage-Related Securities."

FOREIGN CURRENCY
The Fund buys foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. The Fund may also buy foreign currencies to pay for foreign securities it bought.

FOREIGN SECURITIES
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.

There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

LENDING PORTFOLIO SECURITIES
The Fund may lend a portion of its total assets to broker-dealers and other financial institutions to earn more money for the Fund. A risk of lending portfolio investments is that there may be a delay in the Fund getting its investments back when a loaned security is sold.

The Fund will only make loans to broker-dealers and other financial institutions approved by its custodian, as monitored by VALIC. State Street Bank and Trust Company (the "Custodian") holds the cash and portfolio securities of the Series Company as Custodian.

MONEY MARKET SECURITIES
The Fund may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody's or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.

These high quality money market securities include:

     - Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     - Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

     - Commercial paper sold by corporations and finance companies.

     - Corporate debt obligations with remaining maturities of 13 months or less.

     - Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, adjustable rate securities, and variable rate demand notes.

MORTGAGE-RELATED SECURITIES
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association ("GNMA")) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e.,

--------------------------------------------------------------------------------

securities guaranteed by Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

REPURCHASE AGREEMENTS
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If the Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Fund may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

DOLLAR ROLLS AND BORROWINGS
In a dollar roll transaction, the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. The Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, the Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If the Fund's positions in dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Fund's limitations on borrowings. Apart from such transactions, the Fund will not borrow money, except as provided in its investment restrictions. See "Investment Restrictions" in the Statement of Additional Information for a complete listing of the Fund's investment restrictions.

WHEN-ISSUED SECURITIES
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

ABOUT PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

Portfolio turnover occurs when the Fund sells its investments and buys new ones. High portfolio turnover may cause the Fund's expenses to increase. For example, the Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase the Fund's transaction costs and expenses.

ABOUT THE SERIES COMPANY'S MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for the Fund. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with the Series Company. As Investment Adviser, VALIC oversees the day to day operations of the Fund and supervises the purchase and sale of Fund investments. VALIC employs an investment sub-adviser who make investment decisions for the Fund.

The investment advisory agreement between VALIC and the Series Company provides for the Series Company to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by the Series Company include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to the Fund in a manner approved by the Board of Directors. For more information on these agreements, see the "Investment Adviser" section in the Statement of Additional Information.

In addition, a discussion of the Board of Directors' approval of the Investment Advisory Agreement and the investment sub-advisory agreement between VALIC and the sub-adviser is located in the Statement of Additional Information and the Series Company's semi-annual report for the period ended November 30, 2005, which will be available after January 27, 2006.

INVESTMENT SUB-ADVISER
VALIC works with an investment sub-adviser for the Fund. A sub-adviser is a financial service company that specialize in certain types of investing. The sub-adviser's role is to make investment decisions for the Fund according to the Fund's investment objectives and restrictions. VALIC compensates the sub-adviser out of the fees it receives from the Fund.

According to the agreement VALIC has with the sub-adviser, VALIC will receive investment advice for the Fund. Under this agreement VALIC gives the sub-adviser the authority to buy and sell securities for the sub-advised Fund. However, VALIC retains the responsibility for the overall management of the Fund. The sub-adviser may buy and sell securities for the Fund with broker-dealers and other financial intermediaries that they select. The sub-adviser may place orders to buy and sell securities of the Fund with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. The Series Company has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser's affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. The Series Company and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser's affiliate to effect these type of transactions for commissions. The 1940

--------------------------------------------------------------------------------

Act generally prohibits a sub-adviser or a sub-adviser's affiliate, acting as principal, from engaging in securities transactions with the Fund, without an exemptive order from the SEC.

VALIC and the sub-adviser may enter into simultaneous purchase and sale transactions for the Fund or affiliates of the Fund.

The Series Company relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, the Series Company will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers' compliance with the relevant Fund's investment objective, policies and restrictions.

The Statement of Additional Information provides additional information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund they manage, and the structure and method used by the sub-adviser to determine their compensation. In addition, the Statement of Additional Information contains a discussion of the factors considered by the Board of Director's in connection with its approval of the advisory and sub-advisory agreements with respect to the Fund.

VALIC Ultra Fund

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC. ("AMERICAN CENTURY")
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed over $100.9 billion in assets under management as of July 31, 2005. The daily management of the Fund is directed by a team of portfolio managers consisting of Bruce A. Wimberly, Wade W. Slome and Jerry Sullivan.

Mr. Wimberly, Vice President and Senior Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 1996. He joined American Century in September 1994 as an Investment Analyst. In 2000, he was named to his current position. Mr. Slome, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since June 1998. He was promoted to Portfolio Manager in July 2002. He joined American Century in June 1998 as an Investment Analyst. He is a CFA charterholder. Mr. Sullivan, Vice President and Portfolio Manager, has been a member of the team that manages the American Century Ultra Fund since July 2001. He joined American Century in February 2000.

Prior Composite Performance of Comparable Accounts managed by American Century Because the Fund commenced operations in December 2005, it has no investment performance record. However, the VALIC Ultra Fund is managed by American Century in substantially the same manner and by the same portfolio managers as the retail American Century Ultra Fund and the American Century VP Ultra Portfolio (collectively, the "AC Large Cap Premier Growth Equity Composite"). Such composite includes all accounts managed by American Century in substantially the same manner and by the same portfolio managers as the Fund. In order to provide you with information regarding the investment capabilities of American Century, performance information regarding the AC Large Cap Premier Growth Equity Composite, net of actual account fees and expenses, is presented. Such performance information should not be relied upon as an indication of the future performance of the Fund because, among other things, the cash flow in and out of the funds, different fees and expenses, and diversity in portfolio size and positions of such composite and the Fund will vary. Even with the differences, however, the investment management of the Fund will not be materially different. Past performance shown below is no guarantee of similar future performance for the Fund.

The historical performance information shown below is for the AC Large Cap Premier Growth Equity Composite net of actual fees and expenses. The Fund is sold only through a Contract or Plan offered by VALIC or one of its affiliates. The returns set forth below do not reflect any charges included in the

--------------------------------------------------------------------------------

Contract or Plan. If such Contract or Plan charges had been included the returns would be lower.

CALENDAR YEAR TOTAL RETURNS FOR AMERICAN CENTURY LARGE CAP PREMIER GROWTH EQUITY COMPOSITE

       37.68%          13.85%   23.14%   34.54%   41.46%  -19.92%  -14.61%  -23.14%   25.83%   10.68%
------------------------------------------------------------------------------------------------------
        1995            1996     1997     1998     1999     2000     2001     2002     2003     2004

The table below compares the performance of the AC Large Cap Premier Growth Equity Composite to that of the S&P 500(R) Index and the Russell 1000(R) Growth Index. The S&P 500(R) Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representations. It is a market-weighted index, with each stock's percentage in the Index in proportion to its market value. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Returns as of December 31, 2004

                             1 YEAR   5 YEARS   10 YEARS
                             ------   -------   --------
AC Large Cap Premier Growth
  Equity Composite           10.68%    -6.05%    10.40%
S&P 500(R) Index             10.88%    -2.30%    12.07%
Russell 1000(R) Growth
  Index                       6.30%    -9.29%     9.59%

LEGAL PROCEEDINGS
On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against AIG as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Fund. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is the indirect parent company and an affiliated person of VALIC. Neither VALIC nor its respective officers and directors, nor the Fund have been named in the complaint, and the complaint does not seek any penalties against them. In VALIC's view, the matters alleged in the lawsuit are not material in relation of the financial position of VALIC or to its ability to provide their respective their respective services to the Fund. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then VALIC will need to obtain permission from the Securities and Exchange Commission to continue to serve the Fund. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

HOW VALIC IS PAID FOR ITS SERVICES
The Fund pays VALIC a fee based on its average daily net asset value. The Fund's net asset value is the total value of the its assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund's investments.

The advisory fee that the Fund will pay to VALIC is as follows:

                                      ADVISORY FEE PAID
                                 (AS A PERCENTAGE OF AVERAGE
FUND NAME                             DAILY NET ASSETS)
---------                    ------------------------------------
VALIC Ultra Fund             0.89% on the first $250 million;
                             0.84% on the next $250 million;
                             0.79% on the next $500 million; and
                             0.74% over $1.0 billion.

ACCOUNT INFORMATION
--------------------------------------------------------------------------------

SERIES COMPANY SHARES
The Series Company is an open-end mutual fund and may offer shares of the Fund for sale at any time. However, the Series Company offers shares of the Fund only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the "Plans").

BUYING AND SELLING SHARES
As a participant, you do not directly buy shares of the Fund. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or in a Plan. With respect to a Plan, such Plan buys and sells shares of the Fund according to your instructions. The value of a Plan transaction is based on the next calculation of net asset value after its order is placed with the Fund. When you buy these units, you specify the Fund in which you want the separate account to invest your money. The separate account, in turn, buys the shares of the Fund according to your instructions. After you invest in the Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. See your Contract prospectus for more information on the separate account associated with your contract. When the separate accounts buy, sell, or transfer shares of the Fund, they do not pay any charges related to these transactions. The value of such separate account transactions is based on the next calculation of net asset value after its order is placed with the Fund.

Although the Series Company normally redeems Fund shares for cash, the Series Company has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. The Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

The Fund does not currently foresee any disadvantage to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw their investments in the Fund. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, the Board of Directors may refuse to sell shares of the Fund to any separate account or may suspend or terminate the offering of shares of the Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

FREQUENT OR SHORT-TERM TRADING
The Fund, which is offered only through Contracts or Plans, is intended for long-term investment and not as a frequent short-term trading ("market timing") vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Fund. The Board of Directors of the Series Company has adopted policies and procedures with respect to market timing activity as discussed below.

The Series Company believes that market timing activity is not in the best interest of the participants of the Fund. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of the Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Shares of the Fund are generally held through insurance company separate accounts or Plans. The ability of the Series Company to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Fund must rely on the insurance company separate account or Plan sponsor to monitor market timing within the Fund and attempt to prevent it through their own policies and procedures. There is no guarantee that the Series Company will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Series Company detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and

--------------------------------------------------------------------------------

increased expenses discussed above. In situations in which the Series Company becomes aware of possible market timing activity, it will notify the insurance company separate account or Plan sponsor in order to help facilitate the enforcement of such entity's market timing policies and procedures. The Series Company reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts or plan sponsors, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Series Company determines not to be in the best interest of the Funds. Such rejections or refusals will be applied uniformly without exception.

You should review your Contract prospectus or your Plan document for more information regarding market timing, including any restrictions or limitations on trades made through a Contract or Plan.

Please refer to the documents pertaining to your Contract prospectus or Plan document on how to direct investments in or redemptions from (including making transfers into or out of) the Fund and any fees that may apply.

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS
The Series Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities are described in the Statement of Additional Information.

HOW SHARES ARE VALUED
The net asset value per share ("NAV") for the Fund is determined no less than each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Fund's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund's shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund's shares do not trade.

The amortized cost method is used to determine the values of the Fund's short-term securities maturing within 60 days. The amortized cost method approximates fair market value.

DIVIDENDS AND CAPITAL GAINS

Dividends from Net Investment Income
For the Fund, dividends from net investment income are declared and paid quarterly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. The Fund reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When the Fund sells a security for more than it paid for that security, a capital gain results. For the Fund, distributions from capital gains, if any, are normally

--------------------------------------------------------------------------------

declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

TAX CONSEQUENCES
As the owner of a Contract or a participant under your employer's Contract or Plan, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus or Plan document for further information concerning the federal income tax consequences to you of investing in the Fund.

INTERESTED IN LEARNING MORE?
--------------------------------------------------------------------------------

The Statement of Additional Information ("SAI") incorporated by reference into this prospectus contains additional information about the Series Company's operations.

Further information about the Fund's investments is available in the Series Company's annual and semi-annual reports to shareholders. The Series Company's annual report discusses market conditions and investment strategies that significantly affected the Series Company's performance results during its last fiscal year.

VALIC can provide you with a free copy of these materials or other information with respect to the Series Company. You may reach VALIC by calling 1-800-448-2542 or by writing to 2929 Allen Parkway, Houston, Texas 77019. The Series Company's SAI is not available online as it does not have its own internet website. The Series Company's prospectus and semi-annual and annual reports are available online, however, through the internet websites of insurance companies offering the Funds as investment options in variable insurance products.

The Securities and Exchange Commission also maintains copies of these documents:

     - To view information online: Access the SEC's web site at http://www.sec.gov.

     - To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, D.C. 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.